                                                                      Exhibit 24


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned do hereby constitute and appoint JOHN RAU and PAUL T. SANDS, JR., and each of them, with full powers of substitution, their true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable Chicago Title Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the number of shares of Common Stock, par value $1.00 per share, of Chicago Title Corporation that may be offered from time to time pursuant to the Chicago Title Corporation and Subsidiaries 1998 Annual Incentive Plan, including specifically, but without limitation thereof, power and authority to sign the names of the undersigned as directors of Chicago Title Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Chicago Title Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned do hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned have subscribed these presents on the 26th day of January, 1999.


 /s/ Norman R Bobins                                   /s/ John J. Burns, Jr.
 -----------------------------                         -------------------------
     Norman R Bobins                                       John J. Burns, Jr.


 /s/ Peter H. Dailey                                   /s/ Robert M. Hart
 -----------------------------                         -------------------------
     Peter H. Dailey                                       Robert M. Hart


 /s/ Philip G. Heasley                                 /s/ Allan P. Kirby, Jr.
 -----------------------------                         -------------------------
     Philip G. Heasley                                     Allan P. Kirby, Jr.


 /s/ M. Leanne Lachman                                 /s/ William K. Lavin
 -----------------------------                         -------------------------
     M. Leanne Lachman                                     William K. Lavin


 /s/ Lawrence F. Levy                                  /s/ Margaret P. MacKimm
 -----------------------------                         -------------------------
     Lawrence F. Levy                                      Margaret P. MacKimm


 /s/ Langdon D. Neal                                   /s/ Alan N. Prince
 -----------------------------                         -------------------------
     Langdon D. Neal                                       Alan N. Prince


                                 /s/ Richard P. Toft
                                 -------------------
                                     Richard P. Toft